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                                                                    EXHIBIT 10.2


                          SECURITIES PURCHASE AGREEMENT

          AGREEMENT, dated as of June 3, 1999, among Advanced Optics Electronics. Inc., a Nevada corporation (the "Company"), and the Purchasers listed on Schedule I attached hereto (each a "Purchaser and collectively, the "Purchasers").

                                    RECITALS

          WHEREAS, the Company desires to sell and issue to the Purchasers, and the Purchasers desire to purchase from the Company, $500,000 aggregate principal amount of the Company's 8% Convertible Notes due June 3, 2001 (the "Convertible Notes"), with terms and conditions as set forth in the form of Convertible Note attached hereto as Exhibit A; and

          WHEREAS, the Convertible Notes will be convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"); and

          WHEREAS, in order to induce the Purchasers to enter into the transactions described in this Agreement, the Company desires to issue to the Purchasers warrants to purchase an aggregate of 12,500,000 shares of Common Stock on the terms and conditions described in the form of the common stock purchase warrant attached hereto as Exhibit B (the "Warrants'); and

          WHEREAS, the Purchasers will have certain registration rights with respect to shares of Common Stock issuable (i) as interest under, and upon conversion of, the Convertible Notes (collectively, the "Conversion Shares"), and (ii) upon exercise of the Warrants (the "Warrant Shares"), all as set forth in the Registration Rights Agreement in the form attached hereto as Exhibit C; and

          NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   DEFINITIONS

          SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

          "Affiliate" means, with respect to any Person (the "Subject Person"),
(i) any other Person (a "Controlling Person") that directly, or indirectly through one or more intermediaries, Controls the Subject Person or (ii) any other Person (other than the Subject Person) which is Controlled by or is under common Control with a Controlling Person.

          "Agreement" means this Securities Purchase Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.



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          "Balance Sheet Date" has the meaning set forth in Section 4.7.

          "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by the Company.

          "Benefit Plans" has the meaning set forth in Section 4.9(b).

          "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

          "Capital Reorganization" has the meaning set forth in Section 7.13.

          "Closing Bid Price" shall mean for any security as of any date, the lowest closing bid price as reported by Bloomberg, L.P. ("Bloomberg") on the principal securities exchange or trading market where such security is listed or traded or, if the foregoing does not apply, the lowest closing bid price of such security in the over-the-counter market on the electronic bulletin board, or, if no lowest trading price is reported for such security by the electronic bulletin board, then the average of' the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

          "Closing Date" has the meaning set forth in Section 2.2(c).

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission or any entity succeeding to all of its material functions.

          "Common Stock" means the common stock, $.001 par value per share, of the Company.

          "Company" means Advanced Optics Electronics, Inc., a Nevada corporation, and its successors.

          "Company Corporate Documents" means the articles of incorporation and by-laws of the Company.

          "Control" (including, with correlative meanings, the terms "Controlling," "Controlled by" and under "common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

          "Conversion Date" shall mean the date of delivery (including delivery via telecopy) of a Notice of Conversion for all or a portion of a Convertible Note by the holder thereof to the Company as specified in each Convertible Note.


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          "Conversion Price" has the meaning set forth in the Convertible Notes.

          "Conversion Shares" has the meaning set forth in the Recitals.

          "Convertible Notes" means the Company's 8% Convertible Notes due May 31, 2001 in the form attached hereto as Exhibit A hereto.

          "Debt" of any Person means at any date, without duplication. (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (x) are capitalized in accordance with GAAP or (y) arise pursuant to sale-leaseback transactions. (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others Guaranteed by such Person.

          "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Default Conversion Price" has the meaning set forth in the Convertible Notes.

          "Directors" means the individuals then serving on the Board of Directors or similar such management council of the Company.

          "Environmental Laws' means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

          "ERISA Group" means the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under the Code.

          "Escrow Agent" means Lynch Rowin Novack Burnbaum & Crystal.

          "Event of Default" has the meaning set forth in Article XI hereof.


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          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" has the meaning set forth in Section 1.2.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing (whether by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain a minimum net worth, financial ratio or similar requirements, or otherwise) any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning.

          "Hazardous Materials" means any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances or petroleum products (including crude oil or any derivative or traction thereof). defined or regulated as such in or under any' Environmental Laws.

          "Holder" or "Holders" has the meaning set forth in the Convertible Notes.

          "Intellectual Property" has the meaning set forth in Section 4.18.

          "Investment" means any investment in any Person, whether by means of share purchase, partnership interest, capital contribution, loan, time deposit or otherwise.

          "Lien" means, any lien, mechanic's lien, materialmen's lien, lease, easement, charge, encumbrance, mortgage, conditional sale agreement, title retention agreement, agreement to sell or convey, option, claim, title imperfection, encroachment or other survey defect, pledge, restriction, security interest or other adverse claim, whether arising by contract or under law or otherwise (including, without limitation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

          "Majority Holders" means (i) as of the Closing Date, the Purchasers and (ii) at any time thereafter, the holders of more than 50% in aggregate principal amount of the Convertible Notes outstanding at such time.

          "Market Price" shall mean the Closing Bid Price of the Common Stock preceding the date of determination.

          "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $500,000.


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          "Maturity Date" shall mean the date of maturity of the Convertible
Notes; specifically, May 31, 2001.

          "Notice of Conversion" means the form to be delivered by a holder of a Convertible Note upon conversion of all or a portion thereof to the Company in the form of Exhibit I to the form of Convertible Note.

          "Notice of Exercise" means the form to be delivered by a holder of a Warrant upon exercise of all or a portion thereof to the Company in the form of Exhibit A to the form of Warrant.

          "Officer's Certificate" shall mean a certificate executed by the President, chief executive officer or chief financial officer of the Company in the form of Exhibit D attached hereto.

          "Other Taxes" has the meaning set forth in Section 3.6(b).

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Permits" means all domestic and foreign licenses, franchises, grants. authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties of, and to carry on the business of the Company.

          "Person" means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

          "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under the Code and either (i) is maintained, or contributed to, by any member of the ERISA group for employees of any member of the ERISA group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA group.

          "Purchase Price" means the purchase price for the Securities set forth in Section 2.2(a) hereof.

          "Purchasers" means, collectively, those entities listed on the signature page hereto and their successors and assigns, including holders from time to time of the Convertible Notes.

          "Registrable Securities" has the meaning set forth in Section 10.2(a).

          "Registration Statement" has the meaning set forth in Section 10.2(b).

          "Registration Rights Agreement" means the agreement between the Company and the Purchasers dated the date hereof in the form set forth in Exhibit C attached hereto.


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          "SEC Reports" shall have the meaning set forth in Section 4.7.

          "Securities" means the Convertible Notes, the Warrants and, as applicable, the Conversion Shares and the Warrant Shares.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Subsidiary" means, with respect to any Person, any corporation or other entity of which (x) a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person or (y) the results of operations, the assets and the liabilities of which are consolidated with such Person under GAAP.

          "Taxes" has the meaning set forth in Section 3.6.

          "Trading Day" shall mean any Business Day on which the automated quotation system or exchange on which the Common Stock is then traded is open for trading for at least four (4) hours.

          "Transaction Agreements" means this Agreement, the Convertible Notes, the Warrants, and the Registration Rights Agreement.

          "Transfer" means any disposition of Securities that would constitute a sale thereof under the Securities Act.

          "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "Warrants" means the Common Stock Purchase Warrants issued to the Purchasers for 12,500,000 shares of Common Stock in the aggregate on the Closing Date in the form of Exhibit B attached hereto.

          "Warrant Shares" has the meaning set forth in the Recitals.

          SECTION 1.2. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a consistent basis (except for changes concurred in by the Company's independent public accountants) ("GAAP" ) All references to "dollars," "Dollars" or "$" are to United States dollars unless otherwise indicated.


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                                   ARTICLE II



                         PURCHASE AND SALE OF SECURITIES



          SECTION 2.1. AUTHORIZATION OF SECURITIES.

          (a) The Company has duly authorized the issuance of its 8% Convertible Notes due May 31, 2001 in the original aggregate principal amount of up to $500,000, in the form annexed hereto as Exhibit A.

          (b) The Company has duly authorized the issuance of Warrants to purchase up to 12,500,000 shares of Common Stock in the form annexed hereto as Exhibit B. The Warrants shall be exercisable at any time during the period commencing September 1, 1999 and ending on or before May 31, 2002 at the purchase price specified in the Warrants.

          SECTION 2.2. PURCHASE AND SALE OF DEBENTURES.

          (a) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, on the Closing Date (as hereinafter defined), Convertible Notes in the principal amount set opposite its name on Schedule I for a purchase price of 100% of the principal amount thereof (the "Purchase Price"). Each Purchaser shall deliver a check in payment of the Purchase Price to the Escrow Agent.

          (b) In connection with the Purchasers agreement to purchase the Convertible Notes, the Company shall issue and deliver to the Purchasers Warrants to purchase the number of shares of Common Stock set forth opposite its name on Schedule I. No part of the purchase price of the

Convertible Notes shall be allocated to the Warrants.

          (c) The closing for the purchase and sale of the Convertible Notes shall be held on such date (the "Closing Date") not later than June 30. 1999 that the Escrow Agent receives the Purchase Price (in cleared funds) from the Purchasers and the Convertible Notes and Warrants registered in the names of the Purchasers in the principal amounts and numbers, respectively, set forth on
Schedule I, duly executed by the Company.

          SECTION 2.3. DELIVERIES.

          On the Closing Date, subject to the satisfaction of all terms and conditions set forth herein, the Escrow Agent shall deliver:

          (a) to the Company, the Purchase Price

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          (b) to each Purchaser, Convertible Notes duly executed on behalf of the Company registered in the name of such Purchaser in the principal amount set opposite its name on Schedule I annexed hereto, together with Warrants duly executed on behalf of the Company to purchase the number of shares of Common Stock set forth opposite the name of such Purchaser on Schedule I, registered in the name of such Purchaser.

                                   ARTICLE III

                        PAYMENT TERMS OF CONVERTIBLE NOTE

          SECTION 3.1. PAYMENT OF PRINCIPAL AND INTEREST. The Company will pay all amounts due on each Convertible Note by the method and at the address specified for such purpose by the applicable Purchaser in writing, without the presentation or surrender of any Convertible Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of this Convertible Note, the holder shall surrender the Convertible Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office. Prior to any sale or other disposition of any Convertible Note, the holder thereof will, at its election, either endorse thereon the amount of' principal paid thereon and the last date to which interest has been paid thereon or surrender the Convertible Note to the Company in exchange for a new Convertible Note or Convertible Notes. The Company will afford the benefits of this Section 3.1 to any direct or indirect transferee of the Convertible Note purchased under this Agreement and that has made the same agreement relating to this Convertible Note as the Purchaser has in this Section 3.1; provided that such transferee is an "accredited investor" under Rule 501 of the Securities
 .Act.

          SECTION 3.2 PAYMENT OF INTEREST. Interest shall accrue on the outstanding principal amount of' each Convertible Note and shall be payable monthly on the last day of each calendar month of each year, commencing June 30, 1999, in the manner set forth in the Convertible Note.

          SECTION 3.3. VOLUNTARY PREPAYMENT. For so long as no Event of Default shall have occurred and is continuing, the Company may, at its option, repay, in whole or in part, the Convertible Notes at 130% of the principal amount thereof, plus accrued but unpaid interest through the date of prepayment following at least five (5) Business Days prior written notice to the Purchasers (the expiration of such five (5) Business Day period being referred to as the "prepayment date"): provided, however, that if such date is not a Business Day, the prepayment date shall be the next Business Day thereafter. Partial prepayments shall be in an aggregate principal amount of at least $100,000 and a principal amount of at least $10,000 or a multiple thereof for the Convertible Notes purchased from any Holder, unless all of the Convertible Notes registered in the name of the Holder are to be redeemed.


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          SECTION 3.4 MANDATORY PREPAYMENTS

                   Upon (i) a transfer of all or substantially all of the assets of the Company to any Person in a single transaction or series of related transactions, or (ii) a consolidation, merger or amalgamation of the Company with or into another Person in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i) and (ii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of any Holder, redeem the Convertible Notes registered in the name of such Holder in cash for 130% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of such Convertible Notes (together with the amount of accrued but unpaid interest) into shares of Common Stock at the Default Conversion Rate.

          SECTION 3.5 PREPAYMENT PROCEDURES.

                    (a) Any permitted prepayment or redemption of the Convertible Notes pursuant to Sections 3.3 or 3.4 above shall be deemed to be effective and consummated (for purposes of determining the time at which the Purchasers shall thereafter not be entitled to deliver a Notice of Conversion for the Convertible Notes) as follows:

                              (i) A prepayment pursuant to Section 3.3, the
                    "prepayment date" specified therein:

                              (ii) A redemption pursuant to Section 3.4(a), the
                    date of consummation of the applicable Sale Event:

                    (b) On the Maturity Date and on the effective date of a repayment or redemption of the Convertible Notes as specified in
          Section 3.5(a) above, the Company shall deliver by wire transfer of funds the repayment/redemption price to each Purchaser of the Convertible Notes subject to redemption. Should any Purchaser not receive payment of any amounts due on redemption of its Convertible Notes by reason of the Company's failure to make payment at the times prescribed above for any reason, the Company shall pay to the applicable holder on demand (x) interest on the sums not paid when due at an annual rate equal to the lesser of (i) the maximum lawful rate and (ii) 2% per annum, compounded at the end of each thirty (30) days, until the applicable holder is paid in full and (y) all costs of collection, including, but not limited to, reasonable attorneys' fees and costs, whether or not suit or other formal proceedings are instituted.

                    (c) The Company shall select the Convertible Notes to be redeemed in any redemption in which not all of the Convertible Notes are to be redeemed so that the ratio of the Convertible Notes of each holder selected for redemption to the total Convertible Notes owned by that holder shall be the same as the ratio of all such Convertible Notes selected for redemption bears to the total of all then outstanding Convertible Notes. Should any


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          Convertible Notes required to be redeemed under the terms hereof not be redeemed solely by reason of limitations imposed by law, the applicable Convertible Notes shall be redeemed on the earliest possible dates thereafter to the maximum extent permitted by law.

                    (d) Any Notice of Conversion delivered by any Purchaser (including delivery via telecopy) to the Company prior to the (x) Maturity Date or (y) effective date of a voluntary repayment pursuant to Section 3.3 or a mandatory prepayment pursuant to Section 3.4 as specified in Section 3.5(a) above), shall be honored by the Company and the conversion of the Convertible Notes shall be deemed effected on the Conversion Date. In addition, between the effective date of a voluntary prepayment pursuant to Section 3.3 or a mandatory prepayment pursuant to Section 3.4 as specified in Section 3.5(a) above and the date the Company is required to deliver the redemption proceeds in full to the Purchasers, the Purchasers may deliver a Notice of Conversion to the Company. Such notice will be (x) of no force or effect if the Company timely pays the redemption proceeds to the Purchasers when due or (y) honored on or as of the date the Notice of Conversion if the Company fails to timely pay the redemption proceeds to the Purchasers when due.

          SECTION 3.6 PAYMENT OF ADDITIONAL AMOUNTS.

                    (a) Any and all payments by the Company hereunder or under the Convertible Notes to any Purchaser and each "qualified assignee" thereof shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes. levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Company shall be required by law or the administration thereof to deduct or withhold any Taxes from or in respect of any sum payable under the Convertible Notes (i) the holders of Convertible Notes subject to such Taxes shall have the right, but not the obligation, for a period of thirty (30) days commencing upon the day it shall have received written notice from the Company that it is required to withhold Taxes to transfer all or any portion of the Convertible Notes to a qualified assignee to the extent such transfer can be effected in accordance with the other provisions of this Agreement and applicable law: (ii) the Company shall make such deductions or withholdings; (iii) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this Section 3.6) such Purchaser receives an amount equal to the sum it would have received if no such deduction or withholding had been made; and (iv) the Company shall forthwith pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law. A "qualified assignee" of a Purchaser is a Person that is (x) organized under the laws of (i) the United States or (ii) any jurisdiction other than the United States or any political subdivision thereof and that
          (y) represents and warrants to the Company that payments of the Company to such assignee under the laws in existence on the date of this Agreement would not be subject to any Taxes and (z) from time to time, as and when requested by the Company, executes and delivers to the Company and the Internal


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

          Revenue Service forms, and provides the Company with any information necessary to establish such assignee's continued exemption from Taxes under applicable law.

                    (b) The Company shall forthwith pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (all such taxes, charges and levies hereinafter referred to as "Other Taxes") which arise from any payment made under any of the Transaction Agreements or from the execution, delivery or registration of, or otherwise with respect to, this Agreement other than Taxes payable solely as a result of the transfer from the Purchasers to a Person of any Security.

                    (c) The Company shall indemnify each Purchaser, or qualified assignee, for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.6) paid by each Purchaser, or qualified assignee, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date such Purchaser or assignee makes written demand therefor. A certificate as to the amount of such Taxes or Other Taxes submitted to the Company by such Purchaser or assignee shall be conclusive evidence of the amount due from the Company to such party.

                    (d) Within 30 days after the date of any payment of Taxes, the Company will furnish to each Purchaser the original or a certified copy of a receipt evidencing payment thereof.

                    (e) Each Purchaser shall provide to the Company a Form W-8, stating that it is a non-U.S. person, together with any additional tax forms which may be required under the Code, as amended after the date hereof, to allow interest payments to be made to it without deduction.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Purchasers, and each of them, as of the Closing Date the following:

          SECTION 4.1. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no Subsidiaries. The Company is duly qualified to conduct business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where such failure would not have a Material Adverse Effect. A "Material Adverse Effect" means any material adverse effect on the operations, results of operations,


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properties, assets or condition (financial or otherwise) of the Company, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

          SECTION 4.2. AUTHORIZATION AND EXECUTION.

                    (a) The Company has all requisite corporate power and authority enter into and perform each Transaction Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof.

                    (b) The execution, delivery and performance by the Company of each Transaction Agreement and the issuance by the Company of the Securities have been duly and validly authorized and no further consent or authorization of the Company, its Board of Directors or its shareholders is required.

                    (c) This Agreement has been duly executed and delivered by the Company.

                    (d) This Agreement constitutes, and upon execution and delivery thereof by the Company, each of the other Transaction Agreements will constitute, a valid and binding agreement of the Company, in each case enforceable against the Company in accordance with its respective terms.

          SECTION 4.3. CAPITALIZATION. As of the date hereof, the authorized, issued and outstanding capital stock of the Company is as set forth in its Form l0-QSB for the quarter ended March 31, 1999 and no other shares of capital stock of the Company will be outstanding as of the Closing Date. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Other than as set forth on Schedule
4.3 hereto, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except pursuant to the Registration Rights" Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Convertible Notes, Conversion Shares, Warrants or Warrant Shares. The Company has furnished to Purchasers true and correct copies of the Company's Corporate Documents, and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

          SECTION 4.4. GOVERNMENTAL AUTHORIZATION. The execution and delivery by the Company of the Transaction Agreements does not and will not, the issuance and sale by the

Company of the Securities does not and will not, and the consummation of the transactions contemplated hereby and by the other Transaction Agreements will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official except (a) such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the Closing Date, (b) such actions or filings that, if not obtained, would not result in a Material Adverse Effect, and (c) the filing of a "Form D" as described in Section 7.12 below.

          SECTION 4.5. ISSUANCE OF SHARES. Upon conversion in accordance with the terms of the Convertible Notes or upon exercise in accordance with the terms of the Warrants (assuming the payment of the exercise price set forth in the Warrants), the Conversion Shares and Warrant Shares shall be duly and validly issued and outstanding, fully paid and nonassessable, free and clear of any Taxes, Liens and charges with respect to issuance and shall not be subject to preemptive rights or similar rights of any other stockholders of the Company. Assuming the representations and warranties of the Purchasers herein are true and correct in all material respects, each of the Securities will have been issued in material compliance with all applicable U.S. federal and state securities laws. The Company understands and acknowledges that, in certain circumstances, the issuance of Conversion Shares and Warrant Shares could dilute the ownership interests of other stockholders of the Company. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Notes, and Warrant Shares upon exercise of the Warrants, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

          SECTION 4.6. NO CONFLICTS. The execution and delivery by the Company of the Transaction Agreements to which it is a party did not and will not, the issuance and sale by the Company of the Securities did not and will not and the consummation of the transactions contemplated hereby and by the other Transaction Agreements will not. contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the Company Corporate Documents, (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any its assets, or result in the creation or imposition of any Lien on any asset of the Company. The Company is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties, except where such failure would not have a Material Adverse Effect.

         SECTION 4.7. FINANCIAL INFORMATION AND SEC REPORTS. Since January 1, 1999, the Company has timely filed all forms, reports and documents with the Commission required to be filed by it under the Exchange Act through the date hereof (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being referred to herein collectively as the "SEC Reports"). The Company has delivered to each Purchaser true and complete copies of the SEC Reports, except for such exhibits and incorporated documents. Such SEC Reports, at the time filed, complied in all material respects with the requirements of the Exchange

Act and the rules and regulations of the Commission thereunder applicable to such SEC Reports. None of the SEC Reports, including without limitation, any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's business, properties, results of operations, condition (financial or otherwise) or prospects since the date of the Company `s Report on Form 10-K for the year ended December 31, 1998 which have not been disclosed in the Company's SEC Reports or to the Purchasers in writing. The audited and unaudited balance sheets of the Company contained in the SEC Reports, and the related statements of operations, changes in stockholders' equity and changes in cash flows for the periods then ended, including the footnotes thereto, except as indicated therein, (i) complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto and (ii) have been prepared in accordance with GAAP consistently applied throughout the periods indicated, except that the unaudited financial statements do not contain notes and may be subject to normal audit adjustments and normal annual adjustments. Such financial statements fairly present the financial condition of the Company at the dates indicated and its results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against and all Debts and liabilities of the Company, fixed or contingent. Since December 31, 1998 (the "Balance Sheet Date"), except as disclosed in the SEC Reports, there has been
(x) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and (y) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, except in the ordinary course of business; and no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

          SECTION 4.8. LITIGATION. Except as set forth in the SEC Reports, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or which challenges the validity of any Transaction Agreements.

          SECTION 4.9 COMPLIANCE WITH ERISA AND OTHER BENEFIT PLANS

          (a) Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Code in respect of any Plan. (ii) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under
Section 4007 of ERISA.

          (b) The benefit plans not covered under clause (a) above (including profit sharing, deferred compensation, stock option, employee stock purchase, bonus, retirement, health or insurance plans, collectively the "Benefit Plans") relating to the employees of the Company are duly registered where required by, and are in good standing in all material respects under, all applicable laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable laws, and no past service funding liabilities exist thereunder.

          (c) No Benefit Plans have any unfunded liabilities, either on a "going concern" or "winding up" basis and determined in accordance with all applicable laws and actuarial practices and using actuarial assumption's and methods that are reasonable in the circumstances. No event has occurred and no condition exists with respect to any Benefit Plans that has resulted or could reasonably be expected to result in any pension plan having its registration revoked or wound up (in whole or in part) or refused for the purposes of any applicable laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties (in any material amounts) under any applicable laws.

          SECTION 4.10. ENVIRONMENTAL MATTERS. The costs and liabilities associated with Environmental Laws (including the cost of compliance therewith) are unlikely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company. The Company conducts it businesses in compliance in all material respects with all applicable Environmental Laws.

          SECTION 4.11. TAXES. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company have been paid, except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges have been established in accordance with GAAP.

          SECTION 4.12. INVESTMENTS, JOINT VENTURES. Other than as set forth in SEC Reports, the Company does not have a direct or indirect Investment in any Person, and the Company is not a party to any partnership, management, shareholders' or joint venture or similar agreement.

          SECTION 4.13. NOT AN INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.14. FULL DISCLOSURE. The information heretofore furnished by the Company to the Purchasers for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company to the Purchasers will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

          SECTION 4.15. NO SOLICITATION; NO INTEGRATION WITH OTHER OFFERINGS. No form of general solicitation or general advertising was used by the Company or, to the best of its actual knowledge, any other Person acting on behalf of the Company, in connection with the offer and sale of the Securities. Neither the Company, nor, to its knowledge, any Person acting on behalf of the Company, has, either directly or indirectly, sold or offered for sale to any Person (other than the Purchasers) any of the Securities or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement, and the Company represents that neither itself nor any Person authorized to act on its behalf (except that the Company makes no representation as to the Purchasers and their .Affiliates) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to cause the issuance or sale of any of the Securities to be in violation of any of the provisions of Section 5 of the Securities Act.

          SECTION 4.16. PERMITS. (a) The Company has all material Permits; (b) all such Permits are in full force and effect, and the Company has fulfilled and performed all material obligations with respect to such Permits; (c) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit; and (d) the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

          SECTION 4.17. ABSENCE OF ANY UNDISCLOSED LIABILITIES OR CAPITAL CALLS. There are no liabilities of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than (i) those liabilities provided for in the financial statements delivered pursuant to Section 4.7 hereof and (ii) other undisclosed liabilities which, individually or in the aggregate, would not have a Material Adverse Effect.

          SECTION 4.18. INTELLECTUAL PROPERTY RIGHTS. The Company owns, or is licensed under, and has the rights to use, all material patents, trademarks, trade names, copyrights, technology, know-how and processes (collectively. "Intellectual Property") used in, or necessary for the conduct of its business; no claims have been asserted by any Person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto. To the best of the Company's knowledge, there is no valid basis for any such claim and the use of such Intellectual Property by the Company will not infringe upon the rights of any Person.

          SECTION 4.19. INSURANCE. The Company maintains, with financially sound and reputable insurance companies, insurance in at least such amounts and against such risks such that any uninsured loss would not have a Material Adverse Effect. All insurance coverages of the Company are in full force and effect and there are no past due premiums in respect of any such insurance.

          SECTION 4.20. TITLE TO PROPERTIES. The Company has good and marketable title to all its properties reflected on the financial statements referred to in
Section 4.7, free and clear of all Liens, other than Liens set forth on Schedule 4.20.

          SECTION 4.21. INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's Board of Directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          SECTION 4.22. FOREIGN PRACTICES. Neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payments of funds of the Company, or received or retained any funds, in each case (x) in violation of any law, rule or regulation or (y) of a character required to be disclosed by the Company' in any of the SEC Reports.

                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

          SECTION 5.1. PURCHASERS. Each Purchaser severally (and not jointly) hereby represents and warrants to the Company solely as to such Purchaser that:

                    (a) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and the Securities to be acquired by it pursuant to this Agreement are being acquired for its own account and, as of the date hereof, not with a view toward, or for sale in connection with, any distribution thereof except in compliance with applicable

          United States federal and state securities law; provided that the disposition of the Purchaser's property shall at all times be and remain within its control;

                    (b) if the Purchaser is a corporation or partnership, the execution, delivery and performance of this Agreement and the purchase of the Securities pursuant hereto are within the Purchaser's corporate or partnership powers, as applicable, and have been duly and validly authorized by all requisite corporate or partnership action;

                    (c) this Agreement has been duly executed and delivered by the Purchaser.

                    (d) the execution and delivery by the Purchaser of the Transaction Agreements to which it is a party does not, and the consummation of the transactions contemplated hereby and thereby will not, contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, or (ii) any agreement, judgment, injunction, order, decree or other instrument binding upon such Purchaser;

                    (e) such Purchaser understands that the Securities have not been registered under the Securities Act and may not he transferred or sold except as specified in this Agreement or the remaining Transition Agreements;

                    (f) this Agreement constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject to
          (i) applicable bankruptcy, insolvency or similar laws affecting the enforceability of creditors rights generally and (ii) equitable principles of general applicability:

                    (g) the Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and the Purchaser is capable of bearing the economic risks of such investment;

                    (h) the Purchaser is knowledgeable, sophisticated and experienced in business and financial matters; the Purchaser has previously invested in securities similar to the Securities and fully understands the limitations on transfer described herein; the Purchaser has been afforded access to information about the Company and the financial condition, results of operations, property, management and prospects of the Company sufficient to enable it to evaluate its investment in the Securities; the Purchaser has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and the risks of investing in the
          Securities: and the Purchaser has been afforded the opportunity to obtain such additional information which the Company possesses or can acquire that is necessary to verify the accuracy and completeness of the information given to the Purchaser concerning the Company. The foregoing does not in any way relieve the Company of its representations and other undertakings hereunder, and shall not limit any Purchaser's ability to rely thereon; and

                    (i) no part of the source of funds used by the Purchaser to acquire the Securities constitutes assets allocated to any separate account maintained by the Purchaser in which any employee benefit plan (or its related trust) has any interest.

                                   ARTICLE VI

                 CONDITIONS PRECEDENT TO PURCHASE OF SECURITIES

          SECTION 6.1. CONDITIONS PRECEDENT TO THE PURCHASERS' OBLIGATION TO PURCHASE. The obligation of each Purchaser hereunder to purchase the Convertible Notes at the Closing is subject to the satisfaction, on or before the Closing Date of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion:

                    (a) The Company shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Purchasers;

                    (b) The Company shall have delivered to the Escrow Agent duly executed certificates representing the Convertible Notes and the Warrants in accordance with Section 2.3(b) hereof;

                    (c) The representations and warranties of the Company contained in each Transaction Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specified date) and the Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by such Transaction Agreements to be performed, satisfied or complied with by it at or prior to the Closing Date. The Purchasers shall have received an Officer's Certificate executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchasers, including but not limited to certificates with respect to the Company Corporate Documents, resolutions relating to the transactions contemplated hereby and the incumbencies of certain officers and Directors of the Company. The form of such certificate is attached hereto as Exhibit D;

                    (d) The Company shall have received all governmental, Board of Directors, shareholders and third party consents and approvals necessary or desirable in connection with the issuance and sale of the Securities;

                    (e) All applicable waiting periods in respect to the issuance and sale of the Securities shall have expired without any action having been taken by any competent authority that could restrain, prevent or impose any materially adverse conditions thereon or that could seek or threaten any of the foregoing;

                    (f) No law or regulation shall have been imposed or enacted that, in the judgment of the Purchasers, could adversely affect the transactions set forth herein or in the other Transaction Agreements, and no law or regulation shall have been proposed that in the reasonable judgment of Purchasers could reasonably have any such effect;

                    (g) The Company Corporate Documents shall be in full force and effect and no term or condition thereof shall have been amended, waived or otherwise modified without the prior written consent of the Purchasers;

                    (h) There shall have occurred no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company since December 31, 1998;

                    (i) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that challenges the validity of or purports to affect this Agreement or any other Transaction Agreement, or other transaction contemplated hereby or thereby or that could reasonably be expected to have a Material Adverse Effect, or any material adverse effect on the enforceability of the Transaction Agreements or the Securities or the rights of the holders of the Securities or the Purchasers hereunder;

                    (j) The Purchasers shall have confirmed receipt of the Convertible Notes and the Warrants to be issued, duly executed by the Company in the denominations and registered in the names of the Purchasers specified in or pursuant to Schedule I;

                    (k) There shall not have occurred any disruption or adverse change in the financial or capital markets generally, or in the market for the Common Stock (including but not limited to any suspension or delisting), which the Purchasers reasonably deem material in connection with the purchase of the Securities;

                    (l) Immediately before and after the Closing Date, no Default or Event of Default shall have occurred and be continuing; and

                    (m) The Purchasers shall have received all other certificates, instruments, agreements or other documents as they shall reasonably request.

          SECTION 6.2. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company to issue and sell the Securities to the Purchasers pursuant to this Agreement are subject to the satisfaction, at or prior to any Closing Date, of the following conditions:

                    (a) The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects on the Closing Date and the Purchasers shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by the Purchasers at or prior to the Closing Date;

                    (b) The issue and sale of the Securities by the Company shall not be prohibited by any applicable law, court order or governmental regulation;

                    (c) Receipt by the Company of duly executed counterparts of this Agreement and the Registration Rights Agreement signed by the Purchasers; and

                    (d) The Escrow Agent shall have received payment of the Purchase Price in cleared funds.

                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS

          The Company hereby agrees that, from and after the date hereof for so long as any Convertible Notes remain outstanding(except for Sections 7.1., 7.9., 7.10 and 7.11. which shall apply for so long as any Convertible Notes or Warrants remain outstanding) and for the benefit of the Purchasers:

          SECTION 7.1. INFORMATION. The Company will deliver to each holder of the Convertible Notes:

                    (a) promptly upon the filing thereof, copies of (i) all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent), and (ii) all reports on Forms 10-K, 10-Q and S-K (or their equivalents which the Company has filed with the Commission; and

                    (b) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders,

          SECTION 7.2. PAYMENT OF OBLIGATIONS. The Company will, pay and discharge, at or before maturity, all its liabilities, except where the same may be contested in good faith by appropriate proceedings and will maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

          SECTION 7.3. MAINTENANCE OF PROPERTY; INSURANCE. The Company will keep all property useful and necessary in its business in good working order and condition. ordinary wear and tear excepted. In addition, the Company will maintain insurance in at least such amounts and against such risks as it has insured against as of the Closing Date.

          SECTION 7.4. MAINTENANCE OF EXISTENCE. The Company will continue to engage in business of the same general type as now conducted by it, and will preserve, renew and keep in full force and effect its corporate existence and its material rights, privileges and franchises necessary or desirable in the normal conduct of business.

          SECTION 7.5. COMPLIANCE WITH LAWS. The Company will comply, in all material respects, with all federal, state, municipal, local or foreign applicable laws, ordinances, rules, regulations, municipal by-laws, codes and requirements of governmental authorities (including. without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except
(i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected, in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Company.

          SECTION 7.6. INSPECTION OF PROPERTY. BOOKS AND RECORDS. The Company will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, during normal business hours, a representative of the Purchasers to visit and inspect any of its properties, upon reasonable prior notice, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its executive officers and independent public accountants (and by this provision the Company authorizes its independent public accountants to disclose and discuss with the Purchasers the affairs, finances and accounts of the Company), all at such reasonable times.

          SECTION 7.7. INVESTMENT COMPANY ACT. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

          SECTION 7.8. USE OF PROCEEDS. The proceeds from the issuance and sale of the Convertible Notes by the Company shall be used for working capital purposes. None of the proceeds from the issuance and sale of the Convertible Notes by the Company pursuant to this Agreement will be used directly or indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System.

          SECTION 7.9. RESERVED SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Convertible Notes and issuance of the Conversion Shares and the exercise in full of the Warrants and the issuance of the Warrant Shares.

          SECTION 7.10. IRREVOCABLE INSTRUCTIONS. Upon receipt of a Notice of Conversion or Notice of Exercise, as applicable, the Company shall immediately issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares or Warrant Shares, as applicable, in such amounts as specified from time to time by each Purchaser to the Company upon proper conversion of the Convertible Notes or exercise of the Warrants. Upon conversion of any Convertible Notes in accordance with their terms and/or exercise of any Warrants in accordance with their terms, the Company will, and will use its best lawful efforts to cause its transfer agent to, issue one or more certificates representing shares of Common Stock in such name or names and in such denominations specified by a Purchaser in a Notice of' Conversion or Notice of Exercise, as the case may be. As long as the Registration Statement contemplated by the Registration Rights Agreement shall remain effective, the shares of Common Stock issuable upon conversion of any Convertible Notes or exercise of any Warrants shall be issued to any transferee of such shares from a Purchaser without any restrictive legend. The Company further warrants and agrees that no instructions other than these instructions have been or will be given to its transfer agent. Nothing in this Section 7.10 shall affect in any way a Purchaser's obligation to comply with all securities laws applicable to such Purchaser upon resale of such shares of Common Stock, including any prospectus delivery requirements.

          SECTION 7.11. `MAINTENANCE OF REPORTING STATUS: SUPPLEMENTAL INFORMATION. So long as any of the Securities are outstanding, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act. The Company shall not terminate its status as an issuer required to file reports under the Exchange Act, even if the Exchange Act or the rules and regulations thereunder would permit such termination. If at anytime the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish at its expense, upon request, for the benefit of the holders from time to time of Securities, and prospective purchasers of Securities, information satisfying the information requirements of Rule 144 under the Securities Act.

          SECTION 7.12. FORM D; BLUE SKY LAWS. The Company agrees to file a "Form D" with respect to the Securities as required under Regulation D of the Securities Act and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date.

          SECTION 7.13. CAPITAL REORGANIZATION. If and whenever there shall occur:

                    (i) a reclassification or redesignation of the shares of Common Stock or any change of the shares of Common Stock into other shares, or,

                    (ii) a Sale Event.

(any such event being herein called a "Capital Reorganization"), then in each such case the holder who exercises the right to convert Convertible Notes or exercise the Warrants after the effective date of such Capital Reorganization shall be entitled to receive and shall accept, upon the exercise of such right, in lieu of the number of shares of Common Stock to which such holder was theretofore entitled upon the exercise of the conversion privilege, the aggregate number of shares or other securities or property of the Company or of the body corporate resulting from such Capital Reorganization that such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, such holders had been the holder of the number of shares of Common Stock to which such holder was theretofore entitled upon conversion; provided, however, that no such Capital Reorganization shall be consummated in effect unless all necessary steps shall have been taken so that such holders shall thereafter be entitled to receive such number of shares or other securities of the Company or of the body corporate resulting from such Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained above.

          SECTION 7.14. NOTICE TO NOTEHOLDERS.

          The Company shall give the registered holders of the Convertible Notes and Warrants written notice of any record, not less than 10 Business Days prior to such record date or, if no record date is fixed, not less than 10 Business Days prior to the effective date of such event, which notice shall set forth the particulars of the proposed event or the extent that such particulars have been determined at the time of giving the notice.

          SECTION 7.15 ADJUSTMENTS TO CONVERSION PRICE OF CONVERTIBLE NOTES AND PURCHASE OF WARRANTS. If at any time within twelve (12) months after the Closing Date the Company issues or sells any Common Stock (or other equity securities or rights exercisable or exchangeable for, or convertible into, its Common Stock or such other equity securities) in a private placement at a discount to the Market Price greater (or in the judgment of the registered holders of the Convertible Notes and Warrants more favorable to the purchase thereof) than the discount from the Market Price provided for in the Convertible Notes and Warrants, the Conversion Price and the Purchase Price shall be reduced effective concurrently with such issue or sale to provide such holders such greater discount or lower Conversion Price, or Purchase Price, and a similar reduction shall be made to the Default Conversion.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

          The Company hereby agrees that, from and after the date hereof for so long as any Convertible Notes, and in the case of Section 8.1, the Warrants remain outstanding and for the benefit of the Purchasers:

          SECTION 8.1. NO REVERSE STOCK SPLIT. The Company will not consolidate the outstanding shares of Common Stock into a smaller number of shares.

          SECTION 8.2. LIMITATION ON FUTURE FINANCING. The Company agrees that it will not, without the consent of the registered holders of the Convertible Notes, enter into any financing at a discount to Market Price until six months after the effective date of the Registration Statement; provided, however, anything to the contrary appearing herein notwithstanding, neither this Section nor any other provision hereof shall be construed to restrict or prohibit the Company's right to restructure, amend or modify any facility existing on the date hereof that does not materially impair the rights of the holders of the Convertible Notes.

                                   ARTICLE IX

                               RESTRICTIVE LEGENDS

          SECTION 9.1 RESTRICTIONS ON TRANSFER. From and after their respective dates of issuance, none of the Securities shall be transferable except upon the conditions specified in this Article IX, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of such Securities or any interest therein. Each Purchaser will use its best efforts to cause any proposed transferee of any Securities held by it to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Article IX.

          SECTION 9.2. RESTRICTIVE LEGENDS.

          (a) Each certificate for Securities issued to a Purchaser or to a subsequent transferee shall (except as contemplated by Section 7.10 and Section
9. 1 hereof) include a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT.

          SECTION 9.3. NOTICE OF PROPOSED TRANSFERS. Prior to any proposed Transfer of the Securities (other than a Transfer (i) registered or exempt from registration under the Securities Act. (ii) to an affiliate of a Purchaser which is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, provided that any such transferee shall agree to be bound by the terms of this Agreement and the Registration Rights Agreement, or (iii) to be made in reliance on Rule 144 under the Securities Act), the holder thereof shall give written notice to the Company of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer, which shall be accompanied by (A) an opinion of counsel reasonably acceptable to the Company, confirming that such transfer does not give rise to a violation of the Securities Act, (B) representation letters in form and substance reasonably satisfactory to the Company to ensure compliance with the provisions of the Securities Act and (C) letters in form and substance reasonably satisfactory to the Company from each such transferee stating such transferee's agreement to be bound by the terms of this Agreement and the Registration Rights Agreement. Such proposed Transfer may be effected only if the Company shall have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, whereupon the holder of such Securities shall be entitled to Transfer such Securities in accordance with the terms of the notice delivered by the holder to the Company.

                                    ARTICLE X

                     ADDITIONAL AGREEMENTS AMONG THE PARTIES

          SECTION 10.1. CONVERSION LIMIT. Notwithstanding the conversion rights under the Convertible Notes and exercise rights under the Warrants, unless the Purchaser delivers a waiver in accordance with the immediately following sentence, in no event shall the Purchaser be entitled to convert any portion of the Convertible Notes or exercise any portion of the Warrants, in excess of that portion of the Convertible Notes or Warrants upon conversion and exercise, as applicable, of which the sum of (i) the number of shares of Common Stock beneficially owned by the Purchaser and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Convertible Note and unexercised portion of the Warrants, or other Derivative Securities convertible into or exchangeable for shares of Common Stock which contain a limitation similar to that set forth in this Section 10.1), and (ii) the number of shares of Common Stock issuable upon the conversion of the portion of the Convertible Note or issuable upon exercise the portion of the Warrants with respect to which this determination is being made, would result in beneficial ownership by the Purchaser and its Affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of this Section 10.1(a), beneficial ownership shall be determined in accordance with Rule l3d-3 of the Exchange Act and Regulations 13 D-G thereunder, except as otherwise provided in this Section 10.1(a). The foregoing limitation shall not apply and shall be of no further force or effect (i) immediately preceding and upon the occurrence of any voluntary or mandatory redemption or repayment transaction described herein or in the Convertible Notes, (ii) on the Maturity Date or (iii) fo11owing the occurrence of any Event of Default which is not cured within the greater of' the applicable time period specified in either (A) such written notice of Purchaser or (B) Section 11.1 hereof.

          SECTION 10.2 REGISTRATION RIGHTS.

                   (a) The Company shall grant the Purchasers registration rights covering the Conversion Shares and Warrant Shares (the "Registrable Securities") on the terms set forth in the Registration Rights Agreement and herein.

                   (b) The Company shall prepare and file as soon as practicable following the Closing Date a registration statement (the "Registration Statement") on Form SB-2 (or such other form as is then available for registration) covering the sale of the Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission. The Company shall pay all expenses of registration, other than underwriting fees and discounts, if any, in respect of Registrable Securities offered and sold under such Registration Statement by the Purchasers.

                                   ARTICLE XI

                                EVENTS OF DEFAULT

          SECTION 11.1. EVENTS OF DEFAULT. If one or more of the following events (each an "Event of' Default") shall have occurred and be continuing:

                    (a) failure by the Company to pay or prepay when due, all or any part of the principal on any of the Convertible Notes (whether by virtue of the agreements specified in this Agreement or the Convertible Notes):

                    (b) failure on the part of the Company to observe or perform in any material respect any covenant contained in Sections 7.9, 7.10,
          7.1 1 or 8.1 of this Agreement.

                    (c) trading in the Common Stock shall have been suspended by the Commission or by the OTC Bulletin Board (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company and except if, at the time there is any suspension on the OTC Bulletin Board, the Common Stock is then listed and approved for trading on either the Nasdaq Stock Market's SmallCap Market or the Nasdaq Stock Market's National Market or a stock exchange within ten (10) Trading Day's thereof);

                    (d) the Company shall have its Common Stock delisted from the OTC Bulletin Board for at least ten (10) consecutive Trading Days and is unable to obtain a listing on either the Nasdaq Stock Market's SmallCap Market or the Nasdaq Stock Market's National Market or a stock exchange within such ten (10) Trading Days thereof;

                    (e) the Company has commenced a voluntary case or other proceeding seeking liquidation, winding-up, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or has consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or has made a general assignment for the benefit of creditors, or has failed generally to pay its debts as they become due, or has taken any corporate action to authorize any of the foregoing;

                    (f) an involuntary case or other proceeding has been commenced against the Company seeking liquidation, winding-up, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency, moratorium or other similar law, now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days, or an order for relief has been entered against the Company under the federal bankruptcy laws as now or hereafter in effect;

                    (g) default in any provision (including payment) of any agreement governing the terms of any Debt of the Company in excess of $100,000, which has not been cured within any applicable period of grace associated therewith;

                    (h) judgments or orders for the payment of money which in the aggregate at any one time exceed $100,000 and are not covered by insurance have been rendered against the Company by a court of competent jurisdiction and such judgments or orders shall continue unsatisfied and unstayed for a period of 90 days.

          then, and in every such occurrence, any Purchaser may, with respect to an Event of Default specified in paragraph (a), and the Majority Holders may, with respect to any other Event of Default, by notice to the Company, declare the Convertible Notes to be, and the Convertible Notes shall thereon become immediately due and payable; provided that in the case of any of the Events of Default specified in paragraph (e) or (f) above with respect the Company or any Subsidiary, then, without any notice to the Company or any other act by any Holder, the entire amount of the Convertible Notes shall become immediately due and payable, provided further, if any Event of Default has occurred and is continuing, and irrespective of whether any Convertible Note has been declared immediately due and payable hereunder, any Holder of Convertible Notes may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Convertible Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise, and provided further, in the case of any Event of Default other than those specified in paragraphs (e) and (f) the amount declared due and payable on the Convertible Notes shall be 130% of the principal amount thereof, including accrued but unpaid interest through the date of payment, except that any Holder may convert the unpaid principal amount of any Convertible Note (including the amount of accrued but unpaid interest) into shares of Common Stock at the Default Conversion Price.

          SECTION 11.2. POWERS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Purchasers is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Every power and remedy given by the Convertible Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Purchasers.

                                   ARTICLE XII

                                  MISCELLANEOUS

          SECTION 12.1. NOTICES. All notices, demands and other communications to any parts hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or such other address as such party may hereafter specify for the purpose to the other parties. Each such notice, demand or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature page hereof, (ii) if given by mail, four days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section.

          SECTION 12.2. NO WAIVERS; AMENDMENTS.

                    (a) No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                    (b) Any provision of this Agreement may be amended, supplemented or waived if, but only if, such amendment, supplement or waiver is in writing and is signed by the Company and the Majority Holders; provided, that without the consent of each holder of any Convertible Note affected thereby, an amendment or waiver may not (a) reduce the aggregate principal amount of Convertible Notes whose holders must consent to an amendment or waiver, (b) reduce the rate or extend the time for payment of interest on any Convertible Note, (c) reduce the principal amount of or extend the stated maturity of any Convertible Note or (d) make any Convertible Note payable in money or property other than as stated in such Convertible Note. In determining whether the holders of the requisite principal amount of Convertible Notes have concurred in any direction, consent, or waiver as provided in any Transaction Agreement, Convertible Notes which are owned by the Company or any other obligor on or guarantor of the Convertible Notes, or by any Person Controlling, Controlled by. or under common Control with any of the foregoing, shall be disregarded and deemed not to be outstanding for the purpose of any such determination; and provided further that no such amendment, supplement or waiver which affects the rights of the Purchasers and their affiliates otherwise than solely in their capacities as holders of Convertible Notes shall be effective with respect to them without their prior written consent.

          SECTION 12.3. INDEMNIFICATION.

                    (a) The Company agrees to indemnify and hold harmless each Purchaser, its Affiliates, and each Person, if any, who controls such Purchaser, or any of its Affiliates, within the meaning of the Securities Act or the Exchange Act (each, a "Controlling Person"), and the respective partners, agents, employees, officers and Directors of each Purchaser, their

          Affiliates and any such Controlling Person (each an "Indemnified Party" and collectively, the "Indemnified Parties"), from and against any and all losses, claims, damages. liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not such Indemnified Party is a party thereto, provided that the Company shall not be obligated to advance such costs to any Indemnified Party other than the Purchasers unless it has received from such Indemnified Party an undertaking to repay to the Company the costs so advanced if it should be determined by final judgment of a court of competent jurisdiction that such Indemnified Party was not entitled to indemnification hereunder with respect to such costs) which may be incurred by such Indemnified Parry in connection with any investigative, administrative or judicial proceeding brought or threatened that relates to or arises out of, or is in connection with any activities contemplated by any Transaction Agreement or any other services rendered in connection herewith; provided that the Company will not be responsible for any claims, liabilities losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction to result from such Indemnified Party's gross negligence, willful misconduct or bad faith.

                    (b) If any action shall be brought against an Indemnified Party with respect to which indemnity may be sought against the Company under this Agreement, such Indemnified Party shall promptly notify the Company in writing and the Company, at its option, may, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses. The failure to so notify the Company shall not affect any obligations the Company may have to such Indemnified Pam under this Agreement or otherwise unless the Company is materially adversely affected by such failure. Such Indemnified Party shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Part, unless:
          (i) the Company has failed to assume the defense and employ counsel or
          (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the Company, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, provided, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the reasonable fees and expenses of more than one such firm of separate counsel, in addition to any local counsel, which counsel shall be designated by the Purchasers. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which shall not be unreasonably withheld) and the Company agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reason of settlement of any action effected with the consent of the Company. In addition, the Company will not, without the prior written consent of the Purchasers, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in respect to which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination includes an express unconditional release of the Purchasers and the other Indemnified Parties, satisfactory in form and substance to the Purchasers, from all liability arising out of such action, claim, suit or proceeding.

                    (c) If for any reason the foregoing indemnity is unavailable (otherwise than pursuant to the express terms of such indemnity) to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then in lieu of indemnifying such Indemnified Party, the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims, liabilities, losses, damages, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Purchasers on the other from the transactions contemplated by this Agreement or (ii) if the allocation provided by clause (i) is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Purchasers on the other, but also the relative fault of the Company and the Purchasers as well as any other relevant equitable considerations. Notwithstanding the provisions of this Section 12.3, the aggregate contribution of all Indemnified Parties shall not exceed the amount of interest and fees actually received by the Purchasers pursuant to this Agreement. It is hereby further agreed that the relative benefits to the Company on the one hand and the Purchasers on the other with respect to the transactions contemplated hereby shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or by the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                    (d) The indemnification, contribution and expense reimbursement obligations set forth in this Section 12.3 (i) shall be in addition to any liability the Company may have to any Indemnified Party at common law or otherwise, (ii) shall survive the termination of this Agreement and the other Transaction Agreements and the payment in full of the Convertible Notes and (iii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchasers or any other Indemnified Party.

          SECTION 12.4. EXPENSES. The Company and each of the Purchasers agrees to pay their own expenses in connection with the negotiation and preparation of the Transaction Agreements.

          SECTION 12.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and upon the Purchasers and their respective successors and assigns; provided that the Company shall not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of the Majority Holders. All provisions hereunder purporting to give rights to Purchasers and their affiliates or to holders of Securities are for the express benefit of such Persons and their successors and assigns.

          SECTION 12.6. BROKERS. The Company agrees to pay any brokerage, finder's or other fee or commission payable in connection with the sale of the Securities.

          SECTION 12.7. NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; APPOINTMENT OF AGENT. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF .ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, AT THE ELECTION OF A HOLDER, ANY DISPUTE BETWEEN THE HOLDER AND THE COMPANY MAY BE ARBITRATED, RATHER THAN LITIGATED IN THE COURTS, BEFORE AND IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN NEW YORK CITY. THE COMPANY AGREES TO SUBMIT TO AND PARTICIPATE IN ANY SUCH ARBITRATION.

          SECTION 12.8. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated unless a failure of consideration would result thereby.

          SECTION 12.9. SURVIVAL. All provisions contained in this Agreement (unless specifically noted to the contrary) shall survive the payment in full of the Convertible Notes and shall remain operative and in full force and effect.

          SECTION 12.10 COUNTERPARTS. This Agreement may be executed by telecopy signature and in any number of counterparts each of which shall be an original with the same effect as if the signatures there to and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.

                                      ADVANCED OPTICS ELECTRONICS, INC.

                                      By: /s/ LESLIE S. ROBINS
                                          --------------------------------

                                      Name:  Leslie S. Robins
                                          --------------------------------

                                      Title:    Exec. Vice President
                                          --------------------------------

                                      Address:
                                               ---------------------------


                                      Fax:
                                           --------------

                                      Attn:
                                           --------------



                                      PURCHASER

                                      /s/ Y.L. HIRSCH
                                      ------------------------------------
                                      Y. L HIRSCH



                                      /s/ SHOLEM LIEBENTHAL
                                      ------------------------------------
                                      SHOLEM LIEBENTHAL



                                      /s/ AVRAM ROTHMAN
                                      ------------------------------------
                                      AVRAM ROTHMAN



                                      /s/ JOSHUA HEIMLICH
                                      ------------------------------------
                                      JOSHUA HEIMLICH



                                      /s/ ZVI Y. ZELIKOVITZ
                                      ------------------------------------
                                      ZVI Y. ZELIKOVITZ

                                    EXHIBITS

Exhibit A         -        Form of Convertible Note

Exhibit B         -        Form of Warrant

Exhibit C         -        Form of Registration Rights Agreement

Exhibit D         -        Form of Officer's Certificate

                                   SCHEDULE I

Y.L. Hirsch

259 Batai Ugarin

Jerusalem, Israel



Sholem Liebenthal

2 Hachoma Hashlishit

East Jerusalem, Israel



Avram Rothman

Rechov Ovadya 14

Jerusalem E., Israel



Joshua Heimlich

3 Rechov Meah Sha'arim

Jerusalem, Israel



Avi Y. Zelikovitz

P.O. Box 50468

Jerusalem, Israel

                                    Exhibit A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED AS OF THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH (A) LIMIT THE CONVERSION RIGHTS OF THE HOLDER, (B) SPECIFY VOLUNTARY AND MANDATORY REPAYMENT. PREPAYMENT AND REDEMPTION RIGHTS AND OBLIGATIONS AND (C) SPECIFY EVENTS OF DEFAULT FOLLOWING WHICH THE REMAINING BALANCE DUE AND OWING HEREUNDER MAY BE ACCELERATED.

No.1                                                                  $

                        ADVANCED OPTICS ELECTRONICS, INC.

                      8% Convertible Note due June 3, 2001

         ADVANCED OPTICS ELECTRONICS, INC., a Nevada corporation (together with its successors, the "Company"), for value received hereby promises to pay to: or registered assigns, the principal sum of _____________________________________
Dollars ($_________________), if less, the principal amount of this Note then outstanding, on the Maturity Date to the Holder in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, monthly in arrears, on
(i) the last day of each calendar month of each year until the Maturity Date, commencing July 3, 1999 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "Interest Payment Date"), (ii) the Maturity Date. (iii) each Conversion Date, as hereafter defined, and (iv) the date the principal amount of the Convertible Notes shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding in like coin or currency, at the rates per annum set forth below, from the most recent Interest Payment Date to which interest has been paid on this Convertible Note, or if no interest has been paid on this Convertible Note, from the date of this Convertible Note until payment in full of the principal sum hereof has been made.

         The interest rate shall be eight percent (8%) per annum (the "Interest Rate") or, if less, the maximum rate permitted by applicable law. Past due amounts (including interest, to the extent permitted by law) will also accrue interest at the Interest Rate plus 2% per annum or, if less, the maximum rate permitted by applicable law, and will be payable on demand ("Default Interest"). Interest on this Convertible Note will be calculated on the basis of a 360-day year of twelve 30 day months. All payments of principal and interest hereunder shall be made for the benefit of the Holder pursuant to the terms of the Agreement (hereafter defined). Except as otherwise provided in this Convertible Note, the interest payable on each Interest Payment Date shall be added to the outstanding principal amount of this Convertible Note on such date and thereafter be considered part of the outstanding principal amount. The Company may elect to pay the interest payable on any

Interest Payment Date in cash, provided it gives the registered holder written notice of such election at least five (5) Business Days prior to the applicable Interest Payment Date and pays the same by such date. On each Conversion Date, interest shall be paid in shares of Common Stock on the portion of the principal balance of the Convertible Note then being converted. The number of shares of Common Stock issued as interest shall be determined by dividing the dollar amount of interest due on the applicable Interest Payment Date by the Conversion Price or Default Conversion Price then in effect.

         This Convertible Note (this "Convertible Note") is one of a duly authorized issuance of $500,000 original aggregate principal amount of Convertible Notes of the Company referred to in that certain Securities Purchase Agreement dated as of the date hereof between the Company and the Purchasers named therein (the "Agreement"). The Agreement contains certain additional agreements among the parties with respect to the terms of this Convertible Note, including, without limitation, provisions which (A) limit the conversion rights of the Holder, (B) specify voluntary and mandatory repayment, prepayment and redemption rights and obligations and (C) specify Events of Default following which the remaining balance due and owing hereunder may be accelerated. All such provisions are an integral part of this Convertible Note and are incorporated herein by reference. This Convertible Note is transferable and assignable to one or more Persons, in accordance with the limitations set forth in the Agreement.

         The Company shall keep a register (the "Register") in which shall be entered the names and addresses of the registered holder of this Convertible Note and particulars of this Convertible Note held by such holder and of all transfers of this Convertible Note. References to the Holder or "Holders" shall mean the Person listed in the Register as the registered holder of such Convertible Notes. The ownership of this Convertible Note shall be proven by the Register.

         1. CERTAIN TERMS DEFINED. All terms defined in the Agreement and not otherwise defined herein shall have for purposes hereof the meanings provided for in the Agreement.

         2. COVENANTS. Unless the Majority Holders otherwise consent in writing, the Company covenants and agrees to observe and perform each of its covenants, obligations and undertakings contained in the Agreement, which obligations and undertakings are expressly assumed herein by the Company and made for the benefit of the holder hereof.

         3. PAYMENT OF PRINCIPAL. The Company shall repay the remaining unpaid balance on this Convertible Note on the Maturity Date. The Company may, and shall be obligated to, prepay all or a portion of this Convertible Note on the terms specified in the Agreement.

         4.1 CONVERSION OF CONVERTIBLE NOTE. The Holder shall have the right, at its option, at any time from and after the earlier to occur of (x) August 1, 1999, or (y) the date the Registration Statement has been declared effective by the Securities and Exchange Commission, to convert the principal amount of this Convertible Note, or any portion of such principal amount, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) determined pursuant to this Section 4.1. The number of shares of Common Stock to be issued upon each conversion of this Convertible Note shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price in effect on the date (the "Conversion Date") a Notice of Conversion is delivered to the Company by the Holder by facsimile or other reasonable means of communication dispatched prior to 5:00 p.m., New Mexico Time. The term "Conversion Amount" means, with respect to any conversion of this Convertible Note, the sum of (1) the principal amount of this Convertible Note to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Convertible Note to the Conversion Date plus (3) Default Interest, if any, on the interest referred to in the immediately preceding clause (2); the term "Conversion Price" means 75% of the Market Price; the term "Default

Conversion Price" means 65% of the Market Price; and the term "Market Price" means the closing bid price of a share of Common Stock as reported by the National Association of Securities Dealers Electronic Bulletin Board ("OTC Bulletin Board") for the trading day immediately preceding the date of receipt by the Company of Notice of Conversion. If on any Conversion Date the Common Stock is not listed or traded on the OTC Bulletin Board, the Market Price shall be determined by reference to the Nasdaq Stock Market or the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P, or the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually determined by the Company and the Holders of a majority in interest of Convertible Notes being converted for which the calculation of the closing hid price is required in order to determine the Conversion Price or Default Conversion Price of such Convertible Notes.

         4.2      IRREVOCABLE INSTRUCTIONS TO TRANSFER AGENT.

         Consistent with Section 7.10 of the Agreement, the Company (i) shall promptly irrevocably instruct its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Convertible Note and (ii) agrees that its issuance of this Convertible Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Convertible Note.

         4.3 METHOD OF CONVERSION

                    (a) Notwithstanding anything to the contrary set forth
                  herein, upon conversion of this Convertible Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Convertible Note to the Company unless the entire unpaid principal amount of this Convertible
                  Note is so converted. Rather, records showing the principal amount converted (or otherwise repaid) and the date of such conversion or repayment shall be maintained on a ledger substantially in the form of Annex A attached hereto a copy of which shall be delivered to the Company or transfer agent with each Notice of Conversion). It is specifically contemplated that the Company hereof shall act as the calculation agent for conversions and repayments. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Convertible Note, acknowledge and agree that, by reason of the provisions of this paragraph, following a conversion of a portion of this Convertible Note, the principal amount represented by this Convertible Note will be the amount indicated on Annex A attached hereto (which may be less than the amount stated on the face hereof).

                    (b) The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Convertible Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                    (c) Upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Convertible Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Article 4, all rights with respect to the portion of this Convertible Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Company's obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action by the Holder to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. The date of receipt (including receipt via telecopy) of such Notice of Conversion shall be the Conversion Date so long as it is received before 5:00 p.m. New Mexico Time, on such date.

         5. MISCELLANEOUS. This Convertible Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Convertible Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Company hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Convertible Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Note. Notwithstanding anything to the contrary in the foregoing, at the election of the Holder, any dispute between the Holder and the Company may be arbitrated, rather than litigated in the courts, before and in accordance with the rules of the American Arbitration Association in New York City. The Company agrees to submit to and participate in any such arbitration.

         The Holder of this Convertible Note by acceptance of this Convertible Note agrees to be bound by the provisions of this Convertible Note which are expressly binding on such Holder.




                            [Signature page follows]

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

         Dated: June ___, 1999



                    ADVANCED OPTICS ELECTRONICS, INC.



                    ------------------------------------------------

                    By:

                    Name:

                    Title:

                                   EXHIBIT I

                              NOTICE OF CONVERSION

        (To be Executed by the Registered Holder in order to Convert the
                               Convertible Note)

                    The undersigned hereby irrevocably elects to convert $_______________ of the above Convertible Note into shares of Common Stock of Advanced Optics Electronics. Inc. ("Company") according to the conditions set forth in such Convertible Note, as of the date written below.

                    If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion
                   --------------------------------------

Applicable Conversion Price
                           ------------------------------
Signature
          -----------------------------------------------
             [Print Name of Holder and Title of Signer]

Address:
         ------------------------------------------------

         ------------------------------------------------



SSN or EIN:
            -------------------------------

Shares are to be registered in the following name:

Name:
      ---------------------------------------------------
Address:
        -------------------------------------------------
Tel:
     --------------------------------------
Fax:
    ---------------------------------------
SSN or EIN:
           --------------------------------

Shares are to be sent or delivered to the following account:

Account Name:
             --------------------------------------------
Address:
        -------------------------------------------------
Tel:
     --------------------------------------
Fax:
     --------------------------------------
SSN or EIN:
            ---------------------------

Shares are to be sent or delivered to the following account:

Account Name:
             --------------------------------------------
Address:
        -------------------------------------------------
Tel:
    -----------------------------------

                                    EXHIBIT B

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER.



                        ADVANCED OPTICS ELECTRONICS, INC.

                          COMMON STOCK PURCHASE WARRANT

No. 1                                       Warrant to Purchase ________ Shares


         ADVANCED OPTICS ELECTRONICS, INC., a Nevada corporation (the "Company"), hereby certifies that, for value received, _____________________ or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time during the period commencing September 1, 1999 and ending June 3, 2002 (the "Exercise Period"), at the Purchase Price (as hereinafter defined), ________________________ (___________) shares of the fully paid and nonassessable shares of Common Stock of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant (this `Warrant"; such term to include any warrants issued in substitution therefor) is one of a series of 12,500,000 warrants issued in connection with that certain Securities Purchase Agreement (the "Agreement") dated of even date herewith among the initial Holder hereof the Company and certain other parties thereto.

         Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Agreement" refers to that certain Securities Purchase Agreement dated the date herewith among the initial Holder hereof, the Company and certain other parties hereto.

                  (b) The term "Company" shall include Advanced Optics Electronics, Inc. Corporation and any corporation that shall succeed or assume the obligations of such corporation hereunder.

                  (c) The term "Common Stock" includes (a) the Company's common stock. par value $.001 per share, (b) any other capital stock of any class or classes (however designated.) of the Company, authorized on or after such date, the Holders of which shall have the right. without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

                  (e) The term "Purchase Price" means 75% of the lower of (i) the closing bid price of a share of Common Stock as reported by the National Association of Securities Dealers Electronic Bulletin Board ("OTC Bulletin Board") for the trading day immediately preceding the date of receipt by the Company of Notice of Exercise, and (ii) the closing bid price of the Common Stock as reported by the OTC Bulletin Board on the trading day immediately preceding the date of the Agreement subject, in each case, to equitable adjustments for Capital Reorganizations as provided in the Agreements. If on any trading date relevant to the determination of the Purchase Price the Common Stock is not listed or traded on the OTC Bulletin Board, the Purchase Price shall be determined by reference to the Nasdaq Stock Market or the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually determined by the Company and the Holders of a majority in interest of Warrants being exercised for which the calculation of the closing bid price is required in order to determine the Purchase Price of such Warrants.

         1. Exercise of Warrant.

                  1.1. Method of Exercise.

                           (a) This Warrant may be exercised in whole or in part
                  (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise) in the form attached hereto as Exhibit A via facsimile to the Company. Promptly hereafter the Holder shall surrender this Warrant to the Company at its principal office, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Exercise Price"). Payment of the Exercise Price shall be made by wire transfer to the account of the Company. Upon exercise, the Holder shall be entitled to receive, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment of the Exercise Price (the "Exercise Date").

                           (b) Notwithstanding anything to the contrary set
                  forth herein, upon exercise of all or a portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company. Rather, records showing the amount so exercised and the date of exercise shall be maintained on a ledger in the form of Annex B attached hereto (a copy of which shall be delivered to the Company or transfer agent with each Notice of Exercise). It is specifically contemplated that the Company hereof shall act as the calculation agent for all exercises of this Warrant. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than the amount stated on the face hereof).

                  1.2. Regulation D Restrictions. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

                  1.3. Limitation on Exercise. Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited, solely to the extent set forth in the Agreement as if such provisions were specifically set forth herein. Specifically, the rights of the Holder to exercise all or a portion of this Warrant are subject to the limitation on exercise provisions specified in Section 10.1 of the Agreement.

         2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment of Purchase Price In Certain Events. The Purchase Price to be paid by the Holder upon exercise of this Warrant, and the consideration to be received upon exercise of this Warrant, shall be adjusted in case at any time or from time to time for Capital Reorganizations as provided in the Agreement as if such provisions were specifically set forth herein.

         4. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         5. Redemption of Warrants. The Warrants are redeemable by the Company, in whole or in part, on not less than ten (10) Business Days prior written notice at a redemption price of $.01 per Warrant, provided the closing bid price of the Common Stock on the OTC Bulletin Board if traded thereon, or in the "pink sheets" as reported by the National Quotation Bureau, Inc., or if not traded thereon, the closing sale price as reported by Bloomberg, L.P., if listed on the Nasdaq Stock market or a national securities exchange (or other reporting system that provides last sale prices) has been at least $2.00, for the period of 20 consecutive Trading Days ending on the third day prior to the date on which the Company gives notice of redemption.. Any redemption in part shall be made pro rata to all Warrant holders. The redemption notice shall be mailed to the holders of the Warrants at their respective addresses appearing in the Warrant register maintained by the Company. Any such notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the registered holder receives such notice. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a registered holder of a Warrant to whom notice was not mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Holders of the Warrants will have exercise rights until the close of business on the day immediately preceding the date fixed for redemption.

         6. Notices of Record Date. In the event of

                           (a) any taking by the Company of a record of the
                  Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) any capital reorganization of the Company, any
                  reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                           (c) any voluntary or involuntary dissolution,
                  liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

         7. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

         8. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

         9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         10. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11. Negotiability etc. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

                           (a) title to this Warrant may be transferred by
                  endorsement and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

                           (b) any person in possession of this Warrant properly
                  endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                           (c) until this Warrant is transferred on the books of
                  the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                           (d) notwithstanding the foregoing, this Warrant may
                  not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

         12. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of the Registration Rights Statement.

         13. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of. the last Holder of this Warrant who has so furnished an address to the Company.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Nevada. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.





                            [Signature Page Follows]

Dated as of June 3, 1999.

                                      ADVANCED OPTICS ELECTRONICS, INC.

                                      By:
                                          ------------------------------------
                                      Name:
                                            ----------------------------------
                                      Title:
                                             ---------------------------------



[Corporate Seal]

Attest:

By:
    ----------------------
       Secretary

                                    EXHIBIT A

                      FORM OF NOTICE OF EXERCISE - WARRANT
                       (To be executed only upon exercise
                       of the Warrant in whole or in part)

To:    ADVANCED OPTICS ELECTRONICS, INC.

         The undersigned registered Holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder. ______________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________ whose address is _________________________________
______________________.

         The Exercise Price is paid by check or wire transfer to the account of the Company in the amount of $___________________.

         Upon exercise pursuant to this Notice of Exercise, the Holder will be in compliance with the Limitation on Exercise (as defined in the Securities Purchase Agreement pursuant to which this Warrant was issued).

Dated:
       ----------------------------          -----------------------------------
                                             (Name must conform to name of
                                             Holder as

                                             specified on the face of the
                                             Warrant)

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title
                                                   -----------------------------
                                             Address of Holder:
                                                               -----------------

                                                               -----------------

Date of exercise:
                 --------------------------------




--------
(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant to the holder surrendering the same.

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June ____, 1999, among ADVANCED OPTICS ELECTRONICS, INC., a Nevada corporation (the "Company"), and the other undersigned parties hereto (collectively, the "Purchasers").

         1. INTRODUCTION. The Company and the Purchasers have today executed that certain Securities Purchase Agreement (the "Securities Purchase Agreement"). pursuant to which the Company has agreed, among other things, to issue an aggregate of its $500,000 principal amount of 8% Convertible Notes due June 3, 2001 (the "Notes") to the Purchasers. The Notes are convertible into an indeterminable number of shares (the "Conversion Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), pursuant to the terms of the Notes. In addition, pursuant to the terms of the Securities Purchase Agreement and the transactions contemplated thereby, the Company has issued to the Purchasers Common Stock Purchase Warrants exercisable for an aggregate of 12.500.000 shares of Common Stock (the "Warrant Shares"). The number of Conversions Shares and Warrant Shares is subject to adjustment upon the occurrence of stock splits. recapitalizations and similar events occurring after the date hereof. The Conversion Shares and the Warrant Shares are collectively herein referred to as the "Securities." Certain capitalized terms used in this Agreement are defined in Section 3 hereof: references to sections shall be to sections of this Agreement.

         2. REGISTRATION UNDER SECURITIES ACT.

                  2.1 MANDATORY REGISTRATION. As soon as practicable after the date hereof, the Company shall prepare and file a registration statement on Form SB-2 or such other appropriate registration form of the Commission (the "Registration Statement") to effect the registration under the Securities Act of all, but not less than all, of the Registrable Securities to permit the public disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified by the Purchasers and their permitted assigns or transferees (collectively, the "Holders"); provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission. The Company will pay all Registration Expenses in connection with the registration of the Registrable Securities.

                  2.2 REGISTRATION PROCEDURES. In connection with the registration of the Registrable Securities under the Securities Act as provided in Section 2. 1 the Company shall:

                           (i) prepare and file with the Commission as soon as
                  practicable after the date hereof the Registration Statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to be declared effective by the Commission;

                           (ii) prepare and file with the Commission such
                  amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may he necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement, until the earlier to occur of three (3) years after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than 60 consecutive days or an aggregate of 120 days in such three (3) years period) or such time as all of the securities which are the subject of the Registration Statement cease to be Registrable Securities (such period, in each case, the "Registration Maintenance Period");

                           (iii) furnish to each seller of Registrable
                  Securities covered by the Registration Statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller:

                           (iv) use its reasonable efforts to register or
                  qualify' all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as any seller thereof shall reasonably request. to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction:

                           (v) use its best efforts to cause all Registrable
                  Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities:

                           (vi) notify each seller of the Registrable Securities
                  covered by the Registration Statement promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

                                    (A) when the Registration Statement, the
                           prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

                                    (B) of any request by the Commission for
                           amendments or supplements to the Registration Statement or the prospectus or for additional information;

                                    (C) of the issuance by the Commission of an
                           stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose: and

                                    (D) of the receipt by the Company of any
                           notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose:

                           (vii) notify each seller of Registrable Securities
                  covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which. the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to he stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that. as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                           (viii) use its best efforts to obtain the withdrawal
                  of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                           (ix) otherwise use its best efforts to comply with
                  all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 1(a) of the Securities Act and Rule 1 58 thereunder:

                           (x) enter into such agreements and take such other
                  actions as the sellers of the Registrable Securities covered by the Registration Statement shall reasonably request in writing (at the expense of the requesting or benefiting sellers) in order to expedite or facilitate the disposition of such Registrable Securities; and

                           (xi) use its best efforts to list all Registrable
                  Securities covered by the Registration Statement on any securities exchange (if any) on which any of the Registrable Securities are then listed.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         The Company will not file any registration statement pursuant to
Section 2. 1. or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the Registration Statement) to which a seller of Registrable Securities shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.

         The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Securities Purchase Agreement.

         Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this Section 2.2. such Purchaser will forthwith discontinue such Purchaser's disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(vii) of this Section 2.2 and, if so directed by the Company, will deliver to the Company all copies. other than permanent file copies. then in such Purchaser's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         2.3 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of the Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under the Registration Statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

         2.4 INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company will, and hereby does agree to, indemnify and hold harmless the holder of any Registrable Securities covered by the Registration Statement, its directors and officers, and each other Person, if any, who controls such holder within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings. whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged

Omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company' shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder stating that it is for use in the preparation thereof and. provided further that the Company shall not be liable to any Person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer or controlling person and shall survive the transfer of such securities by such holder.

                   (b) INDEMNIFICATION BY THE SELLERS. Each Purchaser agrees, and any other seller of Registrable Securities must agree, as a condition to including any Registrable Securities in the Registration Statement, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.4) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Purchaser or other seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. This indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Purchaser or other such seller.

                   (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.4 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying path shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                   (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 2.4 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                   (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.4 shall he made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                   (f) CONTRIBUTION. If the indemnification provided for in the preceding subdivisions of this Section 2.4 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the Purchasers bear to the gain, if any, realized by all selling holders participating in such offering. The relative fault of the Company on the one hand and of the holder, on the other shall be determined by reference to among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would he unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 2.4 and in no event shall the obligation of any indemnifying party to contribute under this subdivision
(f) exceed the amount that such indemnifying path would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (b) of this Section 2.4 had been available under the circumstances.

          The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by' any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c of this Section 2.4. any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds received by such holder from the sale of Registrable Securities exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Commission": The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Common Stock": As defined in Section 1.

         "Company": As defined in the introductory paragraph of this Agreement.

         "Conversion Shares": As defined in Section 1.

         "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "Notes": As defined in Section 1, such term to include any securities issued in substitution of or in addition to such Notes.

         "Person": A corporation, association, partnership. organization, business, individual. governmental or political subdivision thereof or a governmental agency.

         "Purchasers": As defined in the introductory paragraph of this Agreement.

         "Registrable Securities": The Securities and any securities issued or issuable with respect to such Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement. (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force (d) they shall have ceased to be outstanding, (e) on the expiration of the Registration Maintenance Period or (f) any and all legends restricting transfer thereof have been removed in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act.

         "Registration Expenses": All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and listing fees (if any), all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, premiums and other costs of policies of insurance of the Company against liabilities arising out of the public offering of the Registrable Securities being registered but excluding underwriting discounts and commissions and transfer taxes, if any.

         "Registration Maintenance Period": As defined in Section 2.2.

         "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         "Securities Purchase Agreement": As defined in Section 1.

         "Warrant Shares": As defined in Section 1.

         4. RULE 144, THE COMPANY shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or. it the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may he amended from time to time, or by any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 4.

         5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of 51% or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent is sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5 whether or not such Registrable Securities shall have been marked to indicate such consent.

         6. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of' Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         7. NOTICES. Except as otherwise provided in this Agreement all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case o a party hereto other than the Company addressed to such party in the manner set forth in the Securities Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

         8. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of the Sellers' Representative to act on behalf of such Holder pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Sellers' Representative and be binding on all persons for all purposes.

         9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         11. COUNTERPARTS. This Agreement may be executed by facsimile and may be signed simultaneously' in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         13. SEVERABILITY. If any provision of this Agreement. or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.




                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                                       ADVANCED OPTICS ELECTRONICS, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------


                                       PURCHASERS



                                       -----------------------------------------
                                       Y.L. HIRSCH



                                       -----------------------------------------
                                       SHOLEM LIEBENTHAL



                                       -----------------------------------------
                                       AVRAM ROTHMAN



                                       -----------------------------------------
                                       JOSHUA HEIMLICH



                                       -----------------------------------------
                                       Z.Y. ZELIKOVITZ